                             EIGHTH AMENDMENT TO THE
                         RECEIVABLES PURCHASE AGREEMENT

EIGHTH AMENDMENT (the "Amendment"), dated as of January 10, 1999, to the Receivables Purchase Agreement, dated as of September 30, 1998, and as amended, among AMERICAN BUSINESS LEASE FUNDING CORPORATION, as the seller, AMERICAN BUSINESS LEASING, INC., as the Servicer, the INVESTORS named therein, VARIABLE FUNDING CAPITAL CORPORATION, as a Purchaser, FIRST UNION SECURITIES, INC. (f/k/a First Union Capital Markets, a division of Wheat First Securities, Inc.), as deal agent, FIRST UNION NATIONAL BANK, as liquidity agent and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as the Collateral Custodian and Backup Servicer (as amended, modified or supplemented from time to time, the "Receivables Purchase Agreement"). Capitalized terms used and not defined herein shall have the same meanings as defined in the Receivables Purchase Agreement.

                                    RECITALS

         The parties listed on the signature pages hereto desire to amend the Receivables Purchase Agreement to the extent set forth herein, and are willing to do so subject to the terms and conditions set forth herein.

         Accordingly, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable considerations, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree to amend the Receivables Purchase Agreement as follows:

         1. Pursuant to the provisions of Section 2.1(b) of the Receivables Purchase Agreement, the Seller is required to provide no more than 60 days, but not less than 45 days, prior written notice to the Deal Agent to extend the Commitment Termination Date. Each of the parties hereto waives the requirement that an extension request be made within the time required by Section 2.1(b).

         2. The definition of "Commitment Termination Date" in Section 1.1 of the Receivables Purchase Agreement is hereby amended in its entirety to read as follows:

         "Commitment Termination Date: March 31, 2000."

         3. Clause (b) of the definition of "Portfolio Concentration Criteria" in Section 1.1 of the Receivables Purchase Agreement is hereby amended in its entirety to read as follows:

         "(b) the Contract has a remaining term to maturity of not greater than 60 months, provided, however, that up to 7.25% (by ADCB) may have a remaining term to maturity of not greater than 84 months;"

         4. Clause (g) of the definition of "Portfolio Concentration Criteria" in Section 1.1 of the Receivables Purchase Agreement is hereby amended in its entirety to read as follows:

         "(g) (i) no more than one Source (including its Affiliates) has originated more than 5% of the ADCB (this one Source not to exceed 12.2%), except as consented to by the Deal Agent and (ii) no more than 44% of the ADCB will be originated by Sources;"

         5. The definition of "Purchase Limit" in Section 1.1 of the Receivables Purchase Agreement is hereby amended in its entirety to read as follows:

         "Purchase Limit: At any time, $16,000,000, on or after the Termination Date, the "Purchase Limit" shall mean the then aggregate outstanding Capital."

         6. Section 2.8 of the Receivables Purchase Agreement is hereby amended in its entirety to read as follows:

         "Section 2.8. [Reserved]."

         7. The introductory paragraph of Section 2.9 of the Receivables Purchase Agreement is hereby amended in its entirety to read as follows:

         "The provisions of this Section 2.9 shall apply (i) after April 1, 2000 and (ii) during the term of this Agreement after the occurrence of the Termination Date:"

         8. The Seller hereby certifies that each of the representations and warranties set forth in Article IV of the Receivables Purchase Agreement are true and correct on the date hereof, as if each such representation and warranty was made on the date hereof.

         9. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one document. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged. Delivery of an executed counterpart of a signature page to this letter agreement by facsimile shall be effective as delivery of a manually executed counterpart of this letter agreement.

         10. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         11. Except as amended hereby, the Receivables Purchase Agreement shall in all other respects remain in full force and effect.

                [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLER:                         AMERICAN BUSINESS LEASE FUNDING CORPORATION


                                    By /s/
                                       -----------------------------------------
                                    Title: E.V.P


THE SERVICER:                       AMERICAN BUSINESS LEASING, INC.

                                    By /s/
                                       -----------------------------------------
                                    Title: E.V.P


THE INVESTORS:                      FIRST UNION NATIONAL BANK

                                    By
                                       -----------------------------------------
                                    Title:

                                    Commitment:  $16,000,000

                                    First Union National Bank
                                    One First Union Center TW-9
                                    Charlotte, NC 28288
                                    Attention:  Jane Workman
                                    Facsimile No.:  (704) 374-6249
                                    Confirmation No:  (704) 374-4382

VFCC:                               VARIABLE FUNDING CAPITAL
                                    CORPORATION

                                    By First Union Securities, Inc.,
                                    as attorney-in-fact

                                    By
                                       -----------------------------------------
                                    Title:

                                    Variable Funding Capital Corporation
                                    c/o First Union Securities, Inc.
                                    One First Union Center, TW-9
                                    Attention:  Conduit Administration
                                    Facsimile No.:  (704) 383-6036
                                    Confirmation No.:  (704) 383-9343

THE DEAL AGENT:                     FIRST UNION SECURITIES, INC.


                                    By
                                       -----------------------------------------
                                    Title:

                                    First Union Securities, Inc.
                                    One First Union Center, TW-9
                                    Charlotte, North Carolina 28288
                                    Attention:  Conduit Administration
                                    Facsimile No.:  (704) 383-6036
                                    Telephone No.:  (704) 383-9343


THE LIQUIDITY AGENT:                FIRST UNION NATIONAL BANK

                                    By
                                       -----------------------------------------
                                    Title:

                                    First Union National Bank
                                    One First Union Center TW-9
                                    Charlotte, NC 28288
                                    Attention:  Jane Workman
                                    Facsimile No.:  (704) 374-6249
                                    Confirmation No:  (704) 374-4382



THE COLLATERAL CUSTODIAN:           NORWEST BANK MINNESOTA,
                                    NATIONAL ASSOCIATION,
                                    as Collateral Custodian

                                    By
                                       -----------------------------------------
                                    Title:

                                    Norwest Bank Minnesota, National Association
                                    Sixth Street and Marquette Avenue
                                    Minneapolis, MN  55479-0067

                                    Attention:  Custody Vault
                                    Facsimile No.:  (612) 667-1080
                                    Confirmation No.:  (612) 667-4960

THE BACKUP SERVICER:                NORWEST BANK MINNESOTA,
                                    NATIONAL ASSOCIATION,
                                    as Backup Servicer

                                    By
                                       -----------------------------------------
                                    Title:

                                    Norwest Bank Minnesota, National Association
                                    Sixth Street and Marquette Avenue
                                    Minneapolis, MN  55479-0070

                                    Attention:  Corporate Trust Services
                                       Asset-Backed Administration
                                    Facsimile No.:  (612) 667-3539
                                    Confirmation No.:  (612) 667-8058